UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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TEGNA INC.

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Investor Update April 2021

Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are subject to a number of risks, trends and uncertainties that could cause actual results or company actions to differ materially from what is expressed or implied by these statements, including risks relating to the coronavirus (COVID-19) pandemic and its effect on our revenues, particularly our non-political advertising revenues. Potential regulatory actions, changes in consumer behaviors and impacts on and modifications to TEGNA’s operations and business relating thereto and TEGNA’s ability to execute on its standalone plan can also cause actual results to differ materially. Other economic, competitive, governmental, technological and other factors and risks that may affect TEGNA’s operations or financial results are discussed in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. TEGNA is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services, Internet service providers or other media. 2

# Executive Summary

| | |
|---|---|
| **I — Track Record of Financial and Operational Outperformance** | ▪ **Strong 1-year TSR** even with takeover noise in our stock throughout early 2020 and **2- and 3-year TSR outperformance** relative to peer median; share price recently reached an all-time high since becoming a pure play[1]<br>▪ **Continued financial and operational outperformance – record 2020** revenue, EBITDA, net income and free cash flow<br>▪ **EBITDA margins and free cash flow conversion continue to exceed peer median**[2, 3] |
| **II — We are Continuing to Drive Future Shareholder Value** | ▪ **Positive momentum in 2021 as evidenced by our record Q1 2021 pre-release,** with stable, growing EBITDA and free cash flow<br>▪ **Subscription revenue expected to grow by mid-to-high teens percent YoY** in 2021, with net subscription **profits expected to grow by mid-to-high twenties percent**<br>▪ **Innovation leader with 40%+ revenue growth for both 2020 and 2021 from Premion**, our in-house OTT ad business, as viewing on streaming services continues to increase<br>▪ **Strong balance sheet** and substantial capital flexibility (expected net leverage of low 3x by end of 2021)<br>▪ Recently announced **$300M, three-year share repurchase program** and +**36% increase in our dividend beginning July 1st** |
| **III — Highly Diverse, Experienced and Qualified Board** | ▪ **11 of 12** independent directors, **42%** gender diverse and **17%** racially and ethnically diverse<br>▪ **Strengthened Diversity, Equity and Inclusion (DE&I) commitment with significant initiatives** in 2020, including new position of Chief Diversity Officer and defined oversight roles for each Board committee<br>▪ **Identified specific, aggressive DE&I targets to be reached by 2025**<br>▪ **Broad experience and skills**, including 83% directors with deep operating expertise and 50% with substantial M&A experience |
| **IV — Standard General (Still) Has Not Made a Case for Change** | ▪ **Despite multiple outreach attempts by management and our Chairman since last year's Annual Meeting, Standard General has shown little interest in engaging with us and has not provided any input on ways to create shareholder value**<br>▪ Outperformance is attributable to our strategy and highly engaged team, and is in **no way due to Standard General** |
| **V — Standard General Nominees Are Less Qualified and Not Additive** | ▪ **TEGNA's Board interviewed and carefully evaluated each of Standard General's three nominees**<br>▪ **The Board and Nominating and Governance Committee both unanimously determined that the nominees lack skillsets that are additive** and would not be complementary to our current Board of value creators |

Note: All EBITDA metrics refer to Adjusted EBITDA. See Appendix for reconciliation with non-GAAP Net Income
[1] Refers to closing price of $20.62 achieved on March 19, 2021
[2] Median of broadcast peers including Nexstar, Sinclair, Gray, Scripps and Meredith
[3] Based on 2020 actual and 2021 expected EBITDA margins per TEGNA management guidance and Wall Street research for peers. 2020/2021 FCF conversion is expressed as a percent of revenue and is based on TEGNA management guidance and Wall Street research for peers

TEGNA 3

I Track Record of Financial and Operational Outperformance

# TEGNA's Business Strategy Drives Long-Term Value

| Five Key Pillars of Value Creation | Superior Execution |
| --- | --- |
| Continue to be **best in class operator** | ▪ **50%+ of recurring, highly profitable revenues from subscription and political** in 2019/2020 cycle and an increasingly larger percentage going forward<br>▪ **Subscription revenue expected to grow by mid-to-high teens percent YoY** in 2021, with net subscription **profits expected to grow by mid-to-high twenties**<br>▪ **Record full-year EBITDA of more than $1B** and a ~35% EBITDA margin for full-year 2020 |
| Aggressive yet disciplined pursuit of **accretive M&A** opportunities, including **adjacent businesses and technologies** | ▪ **16 stations acquired** representing $1.8B of transaction value since becoming a pure-play in 2017[1]<br>▪ **Acquired stations have been accretive to FCF and EPS**, successfully integrated with synergies achieved ahead of schedule and strategically located in high-spend political battleground states<br>▪ **Well-positioned in the event of changes to the regulatory environment**<br>▪ **Recent acquisitions and partnerships (i.e., Locked On and FreeWheel)** expanded our audience, customer base and technical capabilities |
| Pursuing **growth opportunities** through organic innovation such as **Premion**, our best-in-class OTT advertising service | ▪ **2020 was a record year for Premion (revenue up 40%+)** with similar growth expected in 2021<br>▪ **Capitalizing on growth of OTA television audiences** through True Crime Network (formerly known as Justice Network), Quest and Twist (introduced in 2021) multicast networks<br>▪ Interactive TV / digital series and audience engagement tool |
| Maintaining a **strong balance sheet** | ▪ **Reduced net leverage to 3.95x in 2020** and expect to further reduce it to **low 3x by the end of 2021**<br>▪ **$1.5B revolver extended through 2024** increases capital flexibility<br>▪ **Executed nearly $1.6B in refinancings** in 2020 to lower interest expense and extend maturities |
| Commitment to **free cash flow generation** and **a balanced capital allocation process** | ▪ **Thoughtful, balanced capital allocation philosophy** to maximize shareholder returns<br>▪ Stable, consistent dividend; **recently announced we will increase our dividend by +36% beginning July 1st**<br>▪ Recently approved a **3-year, $300M share repurchase authorization** |

[1] Includes all material acquisitions since becoming a pure-play in 2017, totaling $1.8B in value – KFMB's San Diego stations, Toledo/Midland-Odessa, True Crime/Quest, Dispatch, and Nexstar/Tribune divestitures

TEGNA

5

# Successfully Expanded Portfolio – Accelerating Future Growth

## 2018 – 2019

***Strengthening the Portfolio with Strategic, Immediately Accretive Acquisitions[1]***

- ✓ Acquired stations in **high-spend key political battleground states**
- ✓ Post-acquisition, **EBITDA margins of acquired stations improved +275bps[2]**
- ✓ **Immediately accretive to FCF** and EPS within 9 months
- ✓ True Crime Network and Quest acquisitions **bolstered presence in rapidly growing OTA market**

**$1.8B**
Across 5 transactions[1]

**16**
Stations acquired[1,3]

## 2020

***Superior Execution Resulting in a Record Year***

- ✓ **Record performance in 2020** including net income of $483M and EBITDA of $1B+
- ✓ **Record political advertising revenue of $446M in 2020,** up 91% relative to the full year 2018
- ✓ **Bolstered digital presence** through acquisition of Locked On and key partnerships to expand Premion's reach

**+45%**
YoY EBITDA Growth

**+28%**
YoY Total Revenue Growth

## 2021+

***Well Positioned To Accelerate Growth and Deliver Value***

- ✓ **Expectations for a record Q1 2021 and strong full-year guidance,** picking up where 2020 left off
- ✓ **Strong balance sheet and liquidity position**, positioning us well to capitalize on organic and inorganic growth opportunities
- ✓ **Continued expansion of high-growth digital businesses**
- ✓ Announced **$300M**, **three-year share repurchase program** and **+36% increase in our dividend** beginning July 1st

*"With the ad market recovering + political gaining steam + underappreciated net retrans growth, we think **TGNA warrants a premium valuation vs its peer group.**"*

***Wells Fargo (03/01/21)***

Note: date of M&A deals represents transaction close unless otherwise noted
[1] Includes all material acquisitions since becoming a pure-play in 2017, totaling $1.8B in value – KFMB's San Diego stations, Toledo/Midland-Odessa, True Crime/Quest, Dispatch, and Nexstar/Tribune divestitures

[2] Represents comparison between '17 / '18 (last two full fiscal years prior to TEGNA ownership) and '20 / '21 (first two full fiscal years that include all the material transactions under TEGNA ownership; assumptions used for 2021 are consistent with previously provided public guidance)
[3] Acquisition of 85% of multicast networks not owned from Cooper Media

TEGNA

6

Strong Total Shareholder Returns Relative to Peers 1 1 1 1-Year Total Shareholder Return 2-Year Total Shareholder Return 3-Year Total Shareholder Return 104.1% 102.9% 89.1% 70.4% 32.7% (19.6%) 2 2 2 Peer Median Peer Median Peer Median TEGNA has delivered substantial TEGNA has created significant value for shareholders and outperformed peers value despite noise from takeover 1 1 by 52% and 32% on a 2-year and 3-year basis, respectively; speculation in Q2 2020 and impact of 3 share price recently reached an all-time high since becoming a pure play COVID-19 1 As of 4/14/21; assumes regular dividends are re-invested at the ex-dividend date 2 Median of broadcast peers including Nexstar, Sinclair, Gray, Scripps and Meredith 3 7 Refers to closing price of $20.62 achieved on March 19, 2021

2020 was a Record Year for TEGNA 1 Record Revenue Record EBITDA Record Free Cash Flow ($ in millions) $741 $2,938 $1,070 $2,299 $828 $2,207 $751 $487 $376 2018 2019 2020 2018 2019 2020 2018 2019 2020 Even Year Odd Year Even Year Even Year Odd Year Even Year Even Year Odd Year Even Year § Record-breaking political year in 2020; well-§ On track to deliver management’s previously § Significant free cash flow generation – positioned for political revenue in even years announced cost-savings program months strengthened the balance sheet and to come, driven by cyclical election cycles ahead of schedule increased financial flexibility to invest for and our strong political footprint growth § On-schedule integration of acquired stations § 2020 subscription revenue was up 28% from resulted in significant incremental EBITDA § Reduction of leverage from 4.92x at the end 2019, exceeding pre-COVID 2020 guidance production of 2019 to 3.95x at the end of 2020 1 Excluding Corporate overhead expense 8

Significantly Outperforming Peer EBITDA Margin and FCF Conversion EBITDA Margin FCF Conversion ’20 / ’21 ’20 EBITDA Margin ’21 EBITDA Margin ’18 / ’19 ’19 / ’20 ’20 / ’21 1 35% 31% - 32% 1 21.0% - 22.0% 21.3% 32% 19.1% 16.9% 23% 2 2 2 Peer Median Peer Median Peer Median § Continued growth in high-margin subscription revenue§ Free cash flow as a percentage of 19/20 revenue was 21.3%, exceeding pre- 3 COVID 2020 guidance of 19% - 20% § Execution of cost-reduction initiatives – expect to realize $50M of savings in 2021, several quarters earlier than anticipated§ Forecasting continued improvement in FCF conversion relative to ’19 / ’20 and ’18 / ’19 § Margin includes investment in Premion, TEGNA’s industry- leading OTT platform driving revenue of $200M+ in 2021, growing 40%+ for 2020 with similar growth expected in 2021 1 § Current 2021 EBITDA margin guidance of 31% - 32% , exceeding pre-COVID guidance 1 TEGNA management guidance 2 Peer median group includes Nexstar, Sinclair, Gray, Scripps and Meredith; 2021 estimates based on Wall Street research 9 as of 4/14 3 Reflects full-year 2020 guidance provided in January 9, 2020 and February 11, 2020 press releases

II We are Continuing to Drive Future Shareholder Value

Strong Momentum Continues in 2021… Metric Full-Year 2021 Key Guidance Metrics Other Key Highlights q Building on record 2020 1 Subscription Revenue Growth§ +Mid-to-High teens percent subscription revenue by repricing ~30% of Corporate Expenses§ $44 – 48M subscribers at leading Big 4 rates in Q4 2021 Depreciation § $62 – 66M q Opportunistic refinancing Amortization§ $60 – 65M and leverage reduction expected to result in savings of ~$18M to $23M Interest Expense§ $187 – 192M YoY Capital Expenditures (Non-recurring 2 § $64 – 69M (including $20 – 22M non-recurring ) 2 q Net leverage expected to capital expenditures ) decrease approximately half Effective Tax Rate§ 24.0 – 25.0% a turn by end of 2021 Net Leverage Ratio§ Low 3x q Forecasting continued improvement in FCF Free Cash Flow as a % of est. conversion relative to § 21.0 – 22.0% 2020/2021 Revenue ’19 / ’20 and ’18 / ’19 TEGNA exceeded full-year 2020 guidance provided prior to COVID-19 for all key financial metrics 1 Reflects expectations relative to full year 2020 results 2 11 Non-recurring capital expenditure amount is supplemental to the previously reported full-year 2021 guidance

…Supported by Profitable, Predictable, Growing Subscription Revenue… Shift in TEGNA Revenue Composition (in $M) Key Subscription 1 Advertising & Marketing Services + Political § Subscription Political Revenue > 50% of Total $2,938 revenues are high- Subscription Two-Year Election Year 2 Revenues 31 margin and expected Other $2,299 to account for a $2,207 446 3 Total Revenues growing portion of 38 29 $1,903 Election Year 26 total revenue > 50% 234 21 23 1,287 1,005 § 2020 subscription 841 719 revenue was up 28% from 2019, exceeding pre-COVID 2020 < 50% guidance 1,227 1,175 1,140 1,107 2017 2018 2019 2020 2020 - 2021E 1 Advertising & Marketing Services: Advertising (Excluding Political) + Digital revenue 2 12 Includes other services such as production of programming and advertising material 3 Total Revenues do not exactly sum to the total of individual revenues due to rounding

# …with Leading, and Growing, Big Four Retrans Rates

## Successful Negotiation and Repricing of Subscribers at Leading Big Four Rates

- Successfully negotiated and repriced ~35% of subscribers at leading Big Four affiliate rates during Q4 2020
  - 30% subscription revenue CAGR from 2011-2020
  - Will reprice ~30% of subscribers in Q4 2021
- Subscriber counts continue to trend as expected with stable net subscriber counts reflected through our most recent reporting from January 2021
- Net subscription profits to increase mid-to-high twenties percent YoY in 2021 (first of peers to set target)
- Well-negotiated affiliation agreements provide reasonable cost and long-term clarity on expense side of net retrans equation

***2021E Broadcast Gross Retrans - Wells Fargo (2/1/21)[1]***



$4.12
$3.94
$3.83
$3.33
$2.48
TEGNA
Nexstar
gray
SINCLAIR
SCRIPPS

## Largest Affiliate Groups

**Largest** NBC **affiliate group[2]**

**2nd Largest** CBS **affiliate group[2]**

**Largest owner of Big 4 affiliates in the top 25 markets**

## Affiliation Agreement Visibility (Expirations)

**Affiliation agreements cover ~94% of Big 4 subscribers through 2022**

| | | |
|---|---|---|
| NBC | 42% | of subs; expires early 2024 |
| CBS | 30% | of subs; expires end of 2022 |
| ABC | 22% | of subs; expires late 2023 |
| FOX | 6% | of subs; expires mid 2022 |

*"We also estimate retrans to grow +15% y/y in '20 on a same station basis, and TGNA is talking to mid to high teens growth in '21.*

*We think **this speaks to the power of its Big 4 affiliates in large markets that are able to command top notch rates**"*

***Wells Fargo (02/01/21)***

[1] Wells Fargo Equity Research report published on 2/1/21 (Page 5, Exhibit 4). Based on gross rates (top-line metric, observable and the actual rates that are negotiated)
[2] Across all markets; based on number of TV homes reached, excluding O&Os

TEGNA
13

Faster Than Expected Execution of Cost Efficiency Efforts Operational Excellence to Drive Savings q Reallocation of digital investment away from commoditized digital products to focus on growth in video products $50M 2021 recurring cost q Integration of national One-Team TEGNA sales efforts savings q Optimization of vendor agreements and strategic negotiations with vendors 0 q Upgrades to centralized streaming center layoffs due to 1 COVID-19 q Reduction of other operating expenses Achieved our pre-COVID goal of reducing recurring expenses by $50M several quarters ahead of schedule through consolidation of a few support functions and reduction in lower value activities 1 Operational efficiency headcount reductions were identified pre-COVID 19. No TEGNA employee lost their job due to 14 COVID-19 impact

TEGNA’s OTT Platform, Premion, is a Game Changer Premion is an Industry-Leading Premium OTT Advertising Platform across 210 DMAs Premion by the Numbers Compelling OTT Market Opportunity Premion’s Competitive Advantage 1 Revenue Fast-Growing Market 1 1 1 Extending Reach Beyond TV +26% $145M+ 200+ Almost 75% Premion 2020 revenue contribution 2 DMAs $4.8B U.S. HH $3.8B 40%+ Local sales Ad campaign Premion 2020 revenue growth in 2020 and force presence reach 2020 2021 similar rate in 2021E Synergies with TEGNA’s 1 2 2 2 EBITDA Margin Under-Penetrated Market National AND Local Sales Forces Minimal incremental investment Low required for additional growth Double High single 24% Digit teens digit Strategic OTT Partnership 8% but only… 3 with Gray Television 2019 Today at scale of TV ad time spent “…there is Premion, which appears to be market Accelerates Premion’s already exceptional viewing gaining scale nicely and we suspect will likely growth by expanding local footprint and leveraging Gray’s strong-performing stations crush the starting point $205 million yardstick in 2021” Huber (04/05/21) 1 Magna Global (Dec 2020 Projections) 15 2 Households

Healthy Balance Sheet Creates Significant Optionality… Net Leverage Ended 2020 in strong liquidity position § $1.1B+ undrawn capacity on revolving credit facility § Recent refinancing actions further strengthen the balance sheet, reduce interest expense, and extend maturities 4.92x 3.95x Low 3x Continued progress in reducing debt, our primary near-term focus 2019A 2020A 2021E § Reduced net leverage from 4.92x at end of 2019 to 3.95x at end of 2020; expect leverage to be further reduced to low 3x by the end of 2021 High Percentage of Fixed-Rate Debt Ensures Low Cost of Debt in a In February 2021, S&P affirmed 'BB-' issuer credit rating on TEGNA and Rising Interest Rate Environment revised outlook to positive from negative Floating § Following our dividend increase in March 2021, S&P commented that the Rate ~9% dividend increase was consistent with their expectation that TEGNA will use its cash flow for shareholder-friendly activities No upcoming debt maturities until 2024 Fixed Rate ~91% Strong position enables us to take advantage of attractive organic and inorganic opportunities As of 31-Mar-2021 16

...To Both Create Additional Value And Return Excess Capital TEGNA’s strong free cash flow generation and balance sheet provides financial flexibility to pursue numerous capital allocation opportunities Accretive M&A Dividend Share Repurchases $1.8B +36% $300M of completed M&A transactions from annual dividend increase to $0.38, recently announced three-year share 1 st 2018-19 , all immediately accretive beginning July 1 ; implies 1.9% repurchase authorization 2 to FCF and EPS within nine months dividend yield Organic Investments Deleveraging $145M+ Low 3x in 2020 Premion revenues, reflecting net leverage is expected to reduce to 40%+ YoY growth and expecting low 3x at end 2021; no upcoming similar percentage growth in 2021 debt maturities until 2024 1 Includes all material acquisitions since becoming a pure-play in 2017, totaling $1.8B in value – KFMB’s San Diego stations, Toledo/Midland-Odessa, True Crime/Quest, Dispatch, and Nexstar/Tribune divestitures 2 17 As of 4/14/21

# Immediately Accretive Acquisitions Have Already Created Value

**Significant Financial Improvements in Assets Acquired Since Becoming a Pure-Play in 2017[1]:**

| | | |
|---|---|---|
| 1 | Total Revenue Growth[2] | +19% |
| 2 | EBITDA Growth[2] | +29% |
| 3 | EBITDA Margin Growth[2] | +275bps |

**Our M&A Has Been Value Accretive**

- **Each of the stations acquired in 2019 have been successfully integrated and are performing well,** despite the impact of the pandemic
- **The same is true for our True Crime Network and Quest multicast networks** which were also acquired in 2019
- **Recent acquisition of local sports podcast network Locked On and partnership with ad platforms provider FreeWheel** expanded our audience and customer base and integrated technological enhancements to distribution platforms

*"We have long viewed TEGNA as one of the best run companies in the group…"*

*Huber (03/02/21)*

[1] Includes all material acquisitions since becoming a pure-play in 2017, totaling $1.8B in value – KFMB's San Diego stations, Toledo/Midland-Odessa, True Crime/Quest, Dispatch, and Nexstar/Tribune divestitures
[2] Represents comparison between '17 / '18 (last two full fiscal years prior to TEGNA ownership) and '20 / '21 (first two full fiscal years that include all the material transactions under TEGNA ownership; assumptions used for 2021 are consistent with previously provided public guidance)

TEGNA

18

Multiple Growth Opportunities for Future Value Creation Inorganic Opportunities Expansion of Digital Platforms Organic § Potential for Subscription future M&A in § Large digital Growth adjacent growth footprint and areas § Leader and first-in- expansion of market to the fast- partnerships to § Ample firepower § More predictable growing OTT drive growth to pursue in- affiliate fees with advertising platform market longer term § 40%+ revenue § Expansion of consolidation in a agreements drive growth in 2020 and OTA platforms potentially net subscription similar growth and introduction favorable profit growth expected in 2021 of new multicast regulatory networks § Value not fully landscape § Expect mid-to- reflected in current high twenties share price percent net Today 2025+ subscriptions profits growth in 2021 19

III Highly Diverse, Experienced and Qualified Board

# Our Board is Independent, Diverse and Highly Engaged



### Howard D. Elias
**Independent Chairman, TEGNA**
- Significant M&A experience – oversaw integration of largest tech transaction in history
- Chief Customer Officer and President, Services and Digital, Dell Technologies



### Dave Lougee
**President and CEO, TEGNA**
- Deep knowledge of media industry
- Former Joint Chairman, National Association of Broadcasters (NAB)



### Gina L. Bianchini
- Experience and vision in digital media and technology
- Expertise in ESG and M&A
- Founder and CEO, Mighty Networks



### Stuart J. Epstein
- Extensive experience overseeing local broadcast television
- Former CFO, NBC Universal
- CFO, DAZN Group



### Lidia Fonseca
- Significant expertise in overseeing strategic transformations
- EVP, Chief Digital and Technology Officer, Pfizer



### Karen H. Grimes
- Shareholder perspective and extensive investment expertise
- Former Partner and Portfolio Manager, Wellington Mgmt.



### Scott K. McCune
- Deep consumer marketing and leadership experience
- Former VP, Global Media and Integrated Marketing, The Coca-Cola Company



### Henry W. McGee
- Significant business, leadership and management experience in media industry
- Former President, HBO Home Entertainment



### Susan Ness
- Deep broadcast, media policy and regulatory knowledge
- Former FCC Commissioner



### Bruce P. Nolop
- Financial, expense management and strategic transaction knowledge
- Former CFO, E*TRADE Financial Corporation



### Neal Shapiro
- Broadcast industry, operational and programming experience
- Former President, NBC News
- President and CEO, WNET



### Melinda C. Witmer
- Expertise in media operations, programming and content
- Former Chief Video and Content Officer, Time Warner Cable

## Board Diversity & Refreshment

| *Gender Diversity* | *Racial & Ethnic Diversity* |
|---|---|
| **42%** | **17%** |

**Significantly exceeds average gender diversity of S&P 500 companies[1]**

## Independent Oversight & Leadership

- 11 of 12 directors are independent (92%)
- Average tenure of 6.7 years

## Active & Engaged Directors

- Significant time dedicated to Board strategy discussions
- Participation in extensive shareholder engagement
- Regularly evaluate all opportunities to create value

TEGNA

[1] Average S&P 500 Board is composed of 28% females; 2020 Spencer Stuart Board Index

21

# Directors' Expertise Aligns with Our Strategy

**83%** of directors have **deep operating expertise**, including…

- President of WNET, operator of three public television stations in the largest market in the U.S., and former President of NBC News ***(Neal Shapiro)***
- Former EVP and Chief Video and Content Officer at Time Warner Cable ***(Melinda Witmer)***
- Former President of HBO Home Entertainment ***(Henry McGee)***

**50%** of directors have **substantial M&A experience**, including…

- Integration of the largest technology merger in history (Dell / EMC) ***(Howard Elias)***
- Advised Comcast in its merger with NBCUniversal ***(Stuart Epstein)***
- Service as FCC Commissioner, including analyzing and approving broadcast transactions ***(Susan Ness)***

| Skills Matrix | Elias | Lougee | Bianchini | Epstein | Fonseca | Grimes | McCune | McGee | Ness | Nolop | Shapiro | Witmer | Totals |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Operational | ● | ● | ● | ● | ● | | ● | ● | | ● | ● | ● | 10 |
| Financial | ● | | ● | ● | | ● | | | | ● | | | 5 |
| Leadership | ● | ● | ● | ● | ● | ● | ● | ● | ● | ● | ● | ● | 12 |
| ESG | | | ● | | | ● | | ● | ● | ● | ● | ● | 7 |
| Marketing | ● | ● | ● | | | | ● | ● | | ● | | | 6 |
| Media | ● | ● | ● | ● | | ● | ● | ● | ● | | ● | ● | 10 |
| M&A | ● | ● | ● | ● | | | | | ● | ● | | | 6 |
| Public Co. Board Experience | | | ● | | | ● | | ● | ● | ● | | | 5 |
| Public Co. C-Suite Experience | ● | ● | | ● | ● | | | | | ● | | ● | 6 |
| Digital/Technology | ● | | ● | ● | ● | | | ● | | | | ● | 6 |

TEGNA

22

# Board Continues to Evolve to Meet TEGNA's Changing Needs…

*Nimble, resilient Board to continue driving growth*

**2021 Guidance Highlights**

- Net subscription profits to increase mid-to-high twenties percent YoY
- Premion revenue growth of 40%+
- Net leverage ratio of low 3x by end 2021
- Announced +36% increase in our dividend beginning July 1st, implying a 1.9% dividend yield[1]

**M&A / Strategy**

- **Completed spin-off of Cars.com** *(Jun. 2017)*
- **KFMB Stations** *(Feb. 2018)*
- **Created TEGNA Marketing Solutions** *(Nov. 2018)*
- **Toledo / Midland-Odessa** *(Jan. 2019)*
- **Dispatch** *(Aug. 2019)*
- **Nexstar / Tribune** *(Sept. 2019)*

***Transformation into Pure Play***
**2017**

***Strengthening the Portfolio with Strategic, Cap-Efficient Acquisitions***
**2018-2019**

***Superior Execution & Record Year***
**2020**

***Well Positioned To Accelerate Growth***
**2021+**

**Board Evolution**



**Melinda Witmer** *(Dec. 2017)*

- ✓ Operational experience
- ✓ Industry expertise

**Gina Bianchini & Stuart Epstein** *(Feb. 2018)*



- ✓ Technology experience
- ✓ ESG knowledge



- ✓ M&A transaction expertise
- ✓ Strategic knowledge

**Karen Grimes** *(Feb. 2020)*



- ✓ Investor perspective
- ✓ Financial expertise

**TEGNA's Board refreshment process is designed to meet the needs of our current and future strategy**

[1] As of 4/14/21

TEGNA

23

… and Together with Our Experienced, Diverse Leadership Team, Continues to Drive Record Results Dave Lougee Victoria D. Harker Lynn Beall Akin Harrison President and Executive Vice President and Executive Vice President and Senior Vice President, General Chief Executive Officer Chief Financial Officer COO of Media Operations Counsel and Secretary Anne Bentley Ed Busby Jeffery Newman Kurt Rao Grady Tripp Vice President and Vice President and Senior Vice President of Senior Vice President and Senior Vice President and Chief Diversity Officer Chief Communications Officer Strategy Chief Human Resources Officer Chief Technology Officer One of the most diverse senior management teams in the Broadcast industry 24

# Board and Management's Long-Standing Commitment to DE&I is Structured, Accountable and Measurable

## 1 Strengthened Oversight of DE&I Efforts – Incorporated into Charter of Each of Our Board Committees

| Leadership Development & Comp. | Nominating & Governance | Public Policy & Regulatory | Audit |
| --- | --- | --- | --- |
| Monitors and supports DE&I performance and diversity of employees / management | Oversees racial, ethnic and gender diversity of the Board | Reviews approach to initiatives, promotion of diversity in news and content | Monitors finance and asset management-related DE&I efforts |

## 2 Established Aggressive 2025 DE&I Targets…

**Content Teams**

- **Reflect aggregate BIPOC[1] diversity of communities served** (currently ~36%)

**Content Leadership Roles**

- **Increase BIPOC representation by 50%,** ensuring coverage and storytelling reflects diverse perspectives

**Management Roles**

- **Increase BIPOC representation by 50%** across the organization

## 3 …and Numerous Other DE&I Initiatives in 2020

- ✓ **Appointed a Chief Diversity Officer** in September 2020
- ✓ Formed a **Diversity & Inclusion Working Group,** which comprises 17 diverse employees and includes executive sponsorship
- ✓ Signed the **CEO Action for Diversity & Inclusion Pledge**, the "largest CEO-driven business commitment to advance diversity and inclusion in the workplace"
- ✓ **Conducted 33 local town hall meetings** on race, diversity and inclusion
- ✓ Developed and is investing in a proprietary, multi-year **Inclusive Journalism Program** to better recognize and combat implicit or unconscious bias
- ✓ **In 2020, 37.3% of new hires were racially & ethnically diverse** and 31.4% of promotions were earned by racially & ethnically diverse employees – meaningful progress on our **aggressive five-year goals to further drive inclusion,** established in 2020

[1] Black, Indigenous, and People of Color

TEGNA

25

Strong Corporate Governance Profile Aligns With Long-Term Interests of Our Shareholders Diverse, Active and Engaged Board Compensation Aligned with Shareholder Interests ü 42% gender diverseü Substantial portions of total compensation at risk and performance-based ü 17% racially and ethnically diverse ü Anti-hedging and anti-pledging ü Long-standing shareholder engagement program, including ü Clawback policy for NEOs participation by our Independent Chair and independent directors ü Robust executive stock ownership guidelines for NEOs ü Significant Board engagement on strategy, operational performance, ü Double-trigger change-in-control and no new excise tax M&A and risk oversight gross-ups since April 2010 ü Compensation tied to DE&I goals, a long-standing and recently ü Annual Board performance evaluation enhanced part of leadership KPIs Regularly Refreshed and Independent Board Accountability to Shareholders ü Independent Board chairü Proxy access bylaw provision ü Majority vote standard in uncontested elections ü 11/12 independent Board members ü Annually elected directors ü Regular executive sessions of independent directors ü Robust stockholder engagement program ü Balanced tenure, with an average director tenure of 6.7 years ü Removal of supermajority voting provisions in TEGNA's ü Ongoing board refreshment to align with business evolution organizational documents, subject to shareholder approval Our governance profile is tailored to our strategic goals 26

Advancing Environmental, Social and Governance Actions Human Capital Corporate Governance Environmental Social Capital Driven by our purpose, TEGNA TEGNA is committed to The Board has implemented TEGNA is committed to seeks to create positive fostering a diverse and strong corporate governance managing our environmental societal change and impact inclusive culture and listening policies that align with best impact responsibly and through our reporting and our to and investing in our people practices for publicly held sustainably, and educating the deeply held commitment to companies public through our journalism community service Since the onset of the COVID-19 Recently strengthened DE&I In 2020, we assigned Board- In 2021, we will be conducting a pandemic, we have continued to commitment by setting five- level oversight of diversity Task Force on Climate-related keep our communities safe and year goals to increase Black, topics across all of our Board Financial Disclosures (TCFD) gap informed, providing fact-based, Indigenous and People of Color Committees to ensure diversity analysis to develop goals and set trusted news and information to representation in content is overseen across our action plans for greenhouse gas keep our viewers safe teams, news leadership and organization emissions management roles To provide further transparency on material sustainability topics facing our business, we recently aligned our corporate social responsibility reporting efforts with the SASB industry standards for Media & Entertainment companies 27

Executive Compensation is Aligned with Performance 2020 President & CEO Compensation § Mix of short and long-term incentives § Annual performance based incentives based on a Target Pay Mix variety of financial metrics and achievement of Pay for Performance KPIs as well as contributions to Company-wide performance Annual 65% Bonus § Majority of CEO pay is performance-based of CEO’s target 18% Performance Base compensation is § Alignment through stock based compensation, Shares Salary Pay Aligned performance- stock ownership requirements and performance 47% 15% with based metrics RSUs Shareholder 20% § Long-term incentive program contain RSUs and Interest PSUs § Anti-hedging and anti-pledging • CEO annual cash compensation § Clawback policy for NEOs decreased 5% § Robust executive stock ownership guidelines for Risk • Only equity compensation awards NEOs (all NEOs significantly exceed minimum Management increased, which were determined pre- guidelines) pandemic, are long-term in nature and are § Double-trigger change-in-control and no new aligned with shareholder value creation excise tax gross-ups 28

Compensation Changes in Response to Shareholder Feedback In 2020, the Compensation Committee further strengthened the link between pay and performance and enhanced disclosure of compensation structure and practices Increased Performance-Based Increased CEO’s equity grants allocated to Performance Shares from 65% to 70% for annual Compensation equity awards granted beginning on March 1, 2021, further aligning pay and performance Awarded Annual Bonuses Awarded 2020 NEO annual bonuses slightly below target despite strong performance, including Below Target record financial results and strong performance navigating the impact of the pandemic Incorporated Pandemic-Related Created a performance scorecard that focused on measuring “resiliency” to evaluate how the “Resiliency” Factors into Company and the management team handled the many challenges created by the pandemic Annual Bonus Determinations Increased Disclosure of Annual Enhanced and provided additional disclosure of the performance scorecard assessment used to Bonus Determination determine the CEO’s annual bonus See 2021 Proxy Statement for additional detail on executive compensation program and recent changes 29

Ongoing Pledge to Invest in and Support our Employees and Communities through COVID-19 and Beyond Adopted a One Quarter Salary Reduction Plan Supporting Employees During COVID-19 and Beyond to Avoid Layoffs in 2020 § We finished 2020 with no COVID-related § Expanded health resources for employees and their families, layoffs due in part to temporary salary including: reductions from the top-down: ‒ Implemented mental/behavioral health therapy through Teladoc for all employees and their family members ‒ Mr. Lougee and TEGNA Directors: 25% quarterly salary / fee reduction ‒ Implemented Care@Work by Care.com memberships for all employees ‒ Other NEOs and senior executives: 20% ‒ Implemented supplemental COVID testing program through Caremark quarterly salary reduction § Investment in development opportunities ‒ Most other employees: one week furlough in ‒ Continue to identify and reward emerging talent with meaningful the second quarter improvements in retention and promotion rates § Once we determined we were through the worst of ‒ Continue to expand and improve annual succession and talent review the pandemic, we paid every non-bonus eligible process employee a one-time special bonus of $1,000 § Expanded our benefits programs, including: in recognition of their extraordinary efforts ‒ Implemented fertility solutions with Progyny, which provides fully inclusive and contributions to TEGNA's performance infertility solutions § For 2021, the Compensation Committee accepted ‒ Increasing parental leave for fathers to 6 weeks paid leave providing Mr. Lougee’s recommendation to eliminate consistency for all types of parents base salary increases for Executive ‒ Added Applied Behavioral Analysis (ABA) Therapy as a covered benefit Leadership Team (Dave’s direct reports) 30

Standard General (Still) Has Not IV Made a Case for Change

# Standard General's Previous Attacks Have Been Debunked

| Previous Attacks | TEGNA Has Delivered Over the Past Year… | …And Research Analysts Agree |
| --- | --- | --- |
| **TSR** | ▪ Strong 1-year TSR performance even with takeover noise in our stock and 2- and 3-year TSR outperformance of 52% and 32%, respectively, post becoming a pure-play[1] | ***"A quality Broadcast story has only gotten better"*** **Wells Fargo (02/01/21)** |
| **Retrans Rates** | ▪ Successfully negotiated and repriced ~35% of subs at leading Big Four affiliate rates in the 4th quarter<br>▪ Net subscription profits expected to grow mid to high twenties percent YoY in 2021 – outpacing peer growth | *"…**we remain impressed** with the healthy retrans growth and robust performance at Premion"* **J.P. Morgan (01/06/21)** |
| **Margins** | ▪ 2020 EBITDA margins of ~35% vs peer median of 32%[2]<br>▪ Cost saving efforts to result in $50M of annualized cost savings in 2021[3] | ***"We have long viewed TEGNA as one of the best run companies in the group…"*** **Huber (03/02/21)** |
| **M&A Value** | ▪ 2018-2019 acquisitions have all been immediately accretive to FCF and accretive to EPS within 9 months, achieving synergies faster than expected at the time of announcement[4]<br>▪ Post-acquisition, margins improved +275bps[4,5] | |
| **Capital Discipline** | ▪ Expected to reduce leverage ratio to low 3x by the end of 2021<br>▪ Announced a 3-year, $300M repurchase authorization<br>▪ Announced a +36% increase in our dividend beginning July 1st | *"With no maturities until 2024 the company will have **optionality this year in terms of capital allocation**."* **Wells Fargo (03/01/21)** |

[1] As of 4/14/21
[2] Peer median group includes Nexstar, Sinclair, Gray, Scripps and Meredith
[3] Expected 2021 EBITDA margin expansion directly attributed to 2020 cost savings initiatives. Excludes margin impact from other growth investments including Premion
[4] Includes all material acquisitions since becoming a pure-play in 2017, totaling $1.8B in value – KFMB's San Diego stations, Toledo/Midland-Odessa, True Crime/Quest, Dispatch, and Nexstar/Tribune divestitures
[5] Represents comparison between '17 / '18 (last two full fiscal years prior to TEGNA ownership) and '20 / '21 (post-integration performance)

TEGNA
32

# Standard General Falsely Claims TEGNA's Rates Have Lagged Peers

## Standard General Claims

***Standard General's April 2021 Investor Presentation, p9***



UNDER SCRUTINY BY STANDARD GENERAL, TEGNA HAS STARTED TO BETTER NEGOTIATE RETRANSMISSION RATES

***BEFORE Standard General***

- TEGNA's retransmission rates historically lagged its peers[1] despite having the highest quality assets in the industry.
- Management falsely claimed that Tegna had "top-of-market"[2] retrans rates, while in reality the rates were second worst among the peer group.

***AFTER Standard General***

- Standard General highlighted and focused on this discrepancy in its 76 page "Case for Change" presentation (published in early 2020) and highlighted how the contracts could be better structured (shorter duration) and best practices for negotiation.
- TEGNA's 2020 negotiation of a retrans contract with DirecTV appears to have adopted some of these best practices.
- TEGNA's retrans rates have begun improving. They have gone from 2nd worst to 2nd best in its peer group.

Net Retrans Ranking Per Wells Fargo[1]

| Net Retrans Ranking | BEFORE Standard General 2018 | BEFORE Standard General 2019 | AFTER Standard General 2020 | AFTER Standard General 2021 |
|---|---|---|---|---|
| #1 | Nexstar | Nexstar | Nexstar | Nexstar |
| #2 | Sinclair | Gray | TEGNA | TEGNA |
| #3 | Gray | Sinclair | Gray | Gray |
| #4 | TEGNA | TEGNA | Sinclair | Sinclair |
| #5 | Scripps | Scripps | Scripps | Scripps |
| TEGNA Ranking | #4 | #4 | #2 | #2 |

**Retransmission rates are a core component of local broadcast revenue; yet TEGNA appears to have focused on this critical issue only upon pressure from Standard General**

(1) Per Wells Fargo research report on Feb 1, 2021.
(2) Deutsche Bank TMT Conference March 7, 2018.

9

**CLAIM: TEGNA's Big Four rates have lagged peers, as evidenced by 2/1/21 Wells Fargo report, and management has falsely claimed having leading Big Four rates**

**CLAIM: Standard General is responsible for TEGNA's Big Four leading rates**

## The Facts

- Standard General is confusing gross retrans rates (top-line metric, observable and the actual rates that are negotiated) with net retrans (profitability metric and not disclosed) – **either because they knowingly have distorted the truth or they do not understand the difference between gross and net retrans rates**
- On a gross retrans basis, the same Wells Fargo report referenced by Standard General shows that **TEGNA has consistently had leading Big Four rates:**

***TEGNA's Ranking - Wells Fargo Gross Retrans Rates (2/1/21)[1]***

| '18 | '19 | '20 | '21E | '22E | '23E |
|---|---|---|---|---|---|
| #1 | #1 | #2 | #1 | #1 | #1 |

- Even on net retrans rates, this same Wells Fargo report has TEGNA ranked as **#1 in 2023**[2] – which Standard General neglects to mention

- **Successful negotiation and pricing of Big Four affiliate rates in 2019 was prior to Standard General's campaign**
- TEGNA has leading Big Four rates because of our portfolio of leading Big Four stations, our high viewership and value to distributors, and because of our successful negotiations **– not because of Standard General**

[1] Wells Fargo Equity Research report published on 2/1/21 (Page 5, Exhibit 4). Based on gross rates (top-line metric, observable and the actual rates that are negotiated)
[2] Wells Fargo Equity Research report published on 2/1/21 (Page 6, Exhibit 5)

TEGNA

33

# Standard General Has Refused to Engage And Recently Sold Down

**May 2020**

- **May 2020:** After the results of the 2020 Annual Meeting, held a call at TEGNA's request in which TEGNA communicated a desire for continued engagement
- **August 2020:** During a call regarding the Company's Q2 2020 earnings, Standard General casually suggested with no specifics that TEGNA make a large acquisition in an adjacent business
- **November 2020:** Pre-and-post earnings, TEGNA contacted Standard General, offering again to engage – with no response
- **January 2021:** Standard General responded to TEGNA's year-end shareholder note indicating that they would be in contact the next week, but never followed up
- **January 2021:** Standard General publicly submitted a notice of nomination on the last day of the advance notice period for shareholder nominations – prior to this, Standard General had not indicated an intention to nominate shareholders nor identified these nominees to TEGNA
- **February 2021:** TEGNA held a call with an analyst at Standard General, who was unable to provide further information on the purpose of the nominations nor any suggestions on TEGNA's operations or strategic plans
- **March 2021:** Standard General partially monetized its stake and sold >20% of its position in TEGNA (equivalent to ~2.2% of TEGNA's outstanding shares)

**Present**

***Unlike Most Shareholders, Repeatedly Refused Meaningful Engagement***

**Despite numerous outreach attempts, Standard General engaged with TEGNA only once (and six months prior to filing its nomination)**

***Sold Position Upon Share Price Appreciation***

**Standard General sold ~$50M of shares pre record date and another ~$40M post record date (total of ~$90M), raising questions about its commitment to its own thesis**

TEGNA

34

Standard General Had No Role in Our Outperformance • As is our standard practice with all top shareholders, we reached out to Standard General with the opportunity to engage quarterly Standard General did NOT engage with • Standard General failed to respond to several requests from our Chairman and management us before submitting their nominations team to engage prior to nominating directors • In 2020, Standard General suggested TEGNA should have allocated capital for share buybacks in lieu of accretive M&A from 2018-19, a scenario in which TEGNA would have risked breaching its leverage Standard General did NOT present us covenants – we are currently on track to deleverage to low 3x by the end of 2021 with any ideas for long-term value • Casually suggested that management should consider a large transaction in an adjacent space with no creation specifics – contradicting its public claim that it “wanted us to refocus on share repurchases and 1 dividends” instead of M&A • Our M&A strategy is a result of a surgical, thorough, and continuous evaluation process led by our Board and management team to consider all value creation opportunities Our disciplined M&A strategy is a result • We are well positioned for future inorganic opportunities of our Strong Board oversight and • Maintaining our disciplined M&A approach has allowed us to increase our financial capacity for management execution, NOT Standard additional acquisitions since 2019 by decreasing our leverage and increasing our run-rate EBITDA over General that period • Soo Kim has a track record of pushing for questionable M&A (i.e., Media General) 2 • TEGNA has outperformed peers as exhibited in its strong TSR and record 2020 performance TEGNA’s recent outperformance is NOT • TEGNA continues to successfully execute on its strategy for value creation and is poised for continued due to Standard General growth 1 Standard General’s April 1, 2021 letter to TEGNA shareholders, filed with the U.S. Securities and Exchange Commission on April 1, 2021 in an DFAN14A 35 2 Two-year total shareholder return of 33% (52% above peer median) and three-year total shareholder return of 103% (32% above peer median) as of 4/14/21. Broadcast peers include Nexstar, Sinclair, Gray, Scripps and Meredith

Standard General V Nominees Are Less Qualified and Not Additive

Standard General’s Nominees Lack Relevant Experience and Are Less Qualified Than Our Current Board Reason For Rejection Candidate Skills Broadcast Skills not on M&A Management Current Board § Has not been involved in the broadcasting space in more than seven years – lacks modern, applicable operational experience in rapidly evolving landscape § Lacks time to devote to Board – currently serves at 7 companies in some Colleen Brown OOO capacity, including 3 public boards, and has not committed to step down from any ongoing roles to make time for TEGNA § Chair of American Apparel’s Board leading up to its bankruptcy § Declared he was “unprepared” for interview with TEGNA’s Nominating and Governance Committee and “had no ideas for the company at this time” § When asked why he wanted to join the Board, did not once mention Carlos Salas OOO shareholder value creation § No experience with large companies § No public company C-suite experience § No public company Board experience Elizabeth Tumulty OOO § No local broadcast station senior management experience Standard General’s nominees are not additive to TEGNA’s Board 37

Standard General’s Ill-Conceived and Self-Serving Campaign Risks Derailing Our Proven Value Creation Strategy q Successfully executing on five pillars of value creation strategy proven by record-breaking 2020 despite challenging macroeconomic environment q Proven creator of shareholder value as reflected in our strong 1-year TSR performance even with takeover noise in our stock, our 2-year total shareholder return of 33% (52% above peer median) and 3-year total shareholder returns of 103% (32% above peer median) as of April 14, 2021 q Subscription revenue expected to grow by mid-to-high teens percent YoY in 2021, with net subscription profits expected to grow by mid-to-high twenties percent q Strong balance sheet and increased capital flexibility (net leverage low 3x end of 2021) q Proven ability to leverage our core assets and capabilities to build new, adjacent businesses, such as Premion which saw 40%+ growth in 2020 with similar growth expected in 2021 q Long-term commitment to DE&I initiatives, including numerous initiatives announced in 2020 with aggressive five-year goals to help drive long-term value creation and strengthen accountability Vote the GOLD proxy card for a Board focused on delivering value for ALL shareholders 38

Appendix

# TEGNA's 2020 Performance Addresses Assertions Voiced by Standard General

| | |
|---|---|
| **TEGNA's Upside Potential as a Standalone Entity** | ▪ 2020 was a record year, with 50%+ of recurring, highly profitable revenues from subscription and political, producing strong, annuity-like EBITDA and free cash flow (page 9)<br>▪ In-house innovation in the digital space provides unique organic growth avenues, as evidenced by Premion, our premium OTT advertising platform with 40%+ growth (page 16, 41)<br>▪ Successfully negotiated and repriced ~35% of subs at leading Big Four affiliate rates in Q4 2020 and will reprice an additional ~30% in Q4 2021 (page 14)<br>▪ Strong positioning for future even-year revenues, driven by cyclical election cycles and our portfolio of leading Big Four stations in high-spend key political battleground states |
| **Management Credibility** | ▪ Received extensive positive coverage about our performance from research analysts, who have raised price targets by 29%[1], reiterated the strength of TEGNA's business (page 43) and reinforced our worthiness of a premium over peers (page 7)<br>▪ Sustained TSR outperformance, including strong 1-year TSR performance even with takeover noise in our stock and 2- and 3-year outperformance of 52% and 32%, respectively, post becoming a pure-play[2] (page 8)<br>▪ Exceeded full-year 2020 guidance provided prior to COVID-19 for all key financial metrics (page 9)<br>▪ Delivered on our deleveraging target to below 4x well ahead of schedule – ended 2020 at 3.95x, down from 4.92x at the end of 2019, and expect to further reduce it to low 3x by the end of 2021 (page 17) |
| **M&A Execution and Integration** | ▪ Completed $1.8B of M&A transactions post becoming a pure-play, expanding our footprint in key geographies; all transactions were immediately accretive to FCF and EPS within nine months[3]<br>▪ Significant synergies achieved faster than expected at the time of transaction announcements; post-acquisition, margins improved +275bps[3,4] (page 19)<br>▪ Research analysts have acknowledged strong execution of our acquisitions since becoming a pure-play and are similarly enthusiastic about our prospects in the event of changes to the regulatory environment |

**The Board is open to all paths to create shareholder value, both organic and inorganic**

[1] Change in Wall Street research mean price target as of 4/30/20 (post dispelling rumors of potential bids) and 4/14/21
[2] As of 4/14/21
[3] Includes all material acquisitions since becoming a pure-play in 2017, totaling $1.8B in value – KFMB's San Diego stations, Toledo/Midland-Odessa, True Crime/Quest, Dispatch, and Nexstar/Tribune divestitures

TEGNA

[4] Represents comparison between '17 / '18 (last two full fiscal years prior to TEGNA ownership) and '20 / '21 (first two full fiscal years that include all the material transactions under TEGNA ownership; assumptions used for 2021 are consistent with previously provided public guidance)

40

# Leader in Innovation in the Digital Space

## Digital Advertising Revenue Growth

- Strong digital footprint provides extended audience reach and revenue opportunities
- Technology and content innovation to capture market share

**Key Partnerships**

YouTube | Facebook

**+49%** Unduplicated Average Monthly Visitors[1]

**+11%** Monthly Active Users[2]

**+100%** Total Video Plays[3]

DIGIDAY **TV Executive of the Year** awarded to Adam Ostrow (TEGNA Chief Digital Officer)

## PREMION — OTT Innovation

PREMION ONE SOLUTION. EVERY ADVANTAGE.

- One-stop-shop for brands to place advertising in programs across streaming devices, smart TVs and web browsers
- Positions TEGNA to benefit from increased viewing on streaming services
- Taps into a fast-growing and underpenetrated market beyond TV

**$145M+**
*Premion 2020 revenue contribution*

Represents >40% growth relative to last year

## Capitalizing On Over-the-Air

- Well-positioned to capitalize on OTA growth, with True Crime Network reaching ~88% and Quest reaching ~77% of the U.S. TV households
- 2-year revenue CAGR of 20.5%[4]
- In February 2021, announced the launch of Twist, a new multicast entertainment network for women

TRUE CRIME NETWORK | QUEST | twist

[1] As of December 31, 2020, Source: ComScore
[2] As of December 31, 2020, Source: Google Analytics and Campaign Monitor
[3] As of December 31, 2020, Source: Google Analytics and YouTube Analytics
[4] 2-year revenue CAGR period 2018 – 2020. Includes Justice + True Crime Network

TEGNA
41

Addressing Adonis Hoffman’s Withdrawal Situation TEGNA’s Commitment to Diversity, Equity and Inclusion While more work remains to be done, we are proud of the steps § Mr. Hoffman withdrew his candidacy, citing conflicts of interest and a TEGNA – led by this same CEO – has taken to advance DE&I 2014 incident with our CEO, Dave Lougee, that took place following an industry event § Our workforce is 47% gender diverse and 25% racially & ethnically diverse § Dave immediately acknowledged the incident, stated that he made a § 33% of our Executive Leadership Team are gender diverse and 33% are mistake for which he had apologized immediately, and apologized racially & ethnically diverse again in his letter explaining the incident to employees § 16% of Officers and Managers, inclusive of the Executive Leadership Team, are racially & ethnically diverse § The Board of Directors approached this incident with the utmost seriousness, including retaining an independent law firm to conduct § 37% of new hires in 2020 were racially & ethnically diverse and 31% an interview of Dave, and reported the details of its inquiry in a public percent of promotions were earned by racially & ethnically diverse letter to our stakeholders employees § In key news leadership positions, 4 of 11 news director positions filled § Following the review, the Board concluded that there were no since the beginning of 2020 are diverse hires or promotions previous allegations against Dave of a similar nature, and there was § >50% of station news directors are gender diverse no factual dispute between Dave and Mr. Hoffman that the incident happened and that Dave immediately apologized § Our Board of Directors is 42% gender diverse and 17% racially & ethnically diverse TEGNA’s Board of Directors and management continue to make DE&I a priority and an integral part of our culture 42

# Research Analysts Observations

"TGNA pre-announced 1Q21… We view this as another solid pronouncement from TGNA where **quarterly numbers continue to grind higher with each subsequent print"**

WELLS FARGO SECURITIES *04/14/21*

**"…there is Premion,** which appears to be gaining scale nicely and **we suspect will likely crush the starting point $205 million yardstick in 2021"**

**Huber Research Partners** *04/05/21*

**"We have long viewed TEGNA as one of the best run companies in the group…"**

**Huber Research Partners** *03/02/21*

"With the ad market recovering + political gaining steam + underappreciated net retrans growth, **we think TGNA warrants a premium valuation vs its peer group"**

WELLS FARGO SECURITIES *03/01/21*

"In our view, TEGNA is **well positioned to take advantage** of potential M&A opportunities and in market consolidation"

GUGGENHEIM *03/01/21*

**"With no maturities until 2024 the company will have optionality this year in terms of capital allocation."**

WELLS FARGO SECURITIES *03/01/21*

"TEGNA booked a record $446mm of political advertising revenue in 2020, significantly above the $281mm of pro forma political realized in 2018. **We expect another robust political cycle in 2022 as TGNA markets overlap with 24 U.S. Senate races and 24 gubernatorial races (including nearly all that are ranked highly competitive)."**

GUGGENHEIM *03/01/21*

**"A quality Broadcast story has only gotten better"**

WELLS FARGO SECURITIES *02/01/21*

"We also estimate retrans to grow +15% y/y in '20 on a same station basis, and TGNA is talking to mid to high teens growth in '21… **We think this speaks to the power of its Big 4 affiliates in large markets that are able to command top notch rates"**

WELLS FARGO SECURITIES *02/01/21*

"…we remain impressed with the **healthy retrans growth and robust performance at Premion"**

J.P.Morgan *01/06/21*

"**…higher margins, a more impressive station line-up** and above-average exposure to both the Olympics and political advertising."

**Huber Research Partners** *01/06/21*

"…as the largest NBC affiliate group, TGNA is an important partner to the network and **maintains an under-appreciated degree of negotiating leverage"**

J.P.Morgan *01/06/21*

"...the company disclosed 2020 revenue for Premion (its OTT ad platform) of $140m, which was up over 40%, with similar growth expected this year. Given investor interest in streaming and its growing ad market, **we expect this business will attract greater attention going forward, and it could serve as an additional catalyst to shares as it scales and more information becomes available."**

J.P.Morgan *01/06/21*

TEGNA

43

Non-GAAP Reconciliation Twelve Months Ended December 31, 2020 ($000s) 1 GAAP Special Items Non-GAAP Revenues $ 2,937,780 $ - $ 2,937,780 Operating expenses 2,066,798 (18,741) 2,048,057 Operating income 870,982 18,741 889,723 Depreciation 66,880 - 66,880 Amortization of intangible assets 67,690 - 67,690 Adjusted EBITDA $ 1,005,552 $ 18,741 $ 1,024,293 1 Special items include workforce restructuring, M&A due diligence costs, advisory fees related to activism defense, and 44 spectrum repacking reimbursements and other, net.

Important Additional Information TEGNA has filed a definitive proxy statement and form of GOLD proxy card with the SEC in connection with the solicitation of proxies for TEGNA's 2021 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2021 Annual Meeting”). TEGNA, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of TEGNA's directors and executive officers and their respective interests in TEGNA by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in TEGNA's securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in TEGNA's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 1, 2021. Details concerning the nominees of TEGNA's Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain a copy of the definitive Proxy Statement and other documents filed by TEGNA free of charge from the SEC's website, www.sec.gov. TEGNA's shareholders are also able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to TEGNA, 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from the Company's website, https://www.tegna.com. 45

Use of Non-GAAP Information The company uses non-GAAP financial performance measures to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the related GAAP measures, nor should they be considered superior to the related GAAP measures, and should be read together with financial information presented on a GAAP basis. Also, our non-GAAP measures may not be comparable to similarly titled measures of other companies. Management and the company’s Board of Directors use non-GAAP financial measures for purposes of evaluating company performance. Furthermore, the Leadership Development and Compensation Committee of our Board of Directors uses non-GAAP measures such as Adjusted EBITDA, non-GAAP net income, non-GAAP EPS, and free cash flow to evaluate management’s performance. The company, therefore, believes that each of the non-GAAP measures presented provides useful information to investors and other stakeholders by allowing them to view our business through the eyes of management and our Board of Directors, facilitating comparisons of results across historical periods and focus on the underlying ongoing operating performance of our business. The company also believes these non-GAAP measures are frequently used by investors, securities analysts and other interested parties in their evaluation of our business and other companies in the broadcast industry. The company discusses in this release non-GAAP financial performance measures that exclude from its reported GAAP results the impact of “special items” consisting of spectrum repacking reimbursements and other, net, gains related to businesses we account for under the equity method, acquisition-related costs, advisory fees related to activism defense, M&A due diligence costs, workforce restructuring costs, intangible asset impairment charges, and certain non-operating expenses such as the early extinguishment of debt and a TEGNA foundation donation. In addition, we have excluded certain income tax special items associated with deferred tax benefits related to partial capital loss valuation allowance release, the tax impacts related to the 2019 acquisitions and adjustments related to previously-disposed businesses. The company believes that such expenses and gains are not indicative of normal, ongoing operations. While these items may be recurring in nature and should not be disregarded in evaluation of our earnings performance, it is useful to exclude such items when analyzing current results and trends compared to other periods as these items can vary significantly from period to period depending on specific underlying transactions or events that may occur. Therefore, while we may incur or recognize these types of expenses, charges and gains in the future, the company believes that removing these items for purposes of calculating the non-GAAP financial measures provides investors with a more focused presentation of our ongoing operating performance. 46

Use of Non-GAAP Information The company also discusses Adjusted EBITDA (with and without corporate expenses), a non-GAAP financial performance measure that it believes offers a useful view of the overall operation of its businesses. The company defines Adjusted EBITDA as net income attributable to TEGNA before (1) net (income) loss attributable to redeemable noncontrolling interest, (2) income taxes, (3) interest expense, (4) equity income (loss) in unconsolidated investments, net, (5) other non-operating items, net, (6) workforce restructuring expense, (7) M&A due diligence costs, (8) acquisition-related costs, (9) advisory fees related to activism defense, (10) spectrum repacking reimbursements and other, net, (11) depreciation and (12) amortization. The company believes these adjustments facilitate company-to-company operating performance comparisons by removing potential differences caused by variations unrelated to operating performance, such as capital structures (interest expense), income taxes, and the age and book appreciation of property and equipment (and related depreciation expense). The most directly comparable GAAP financial measure to Adjusted EBITDA is Net income attributable to TEGNA. Users should consider the limitations of using Adjusted EBITDA, including the fact that this measure does not provide a complete measure of our operating performance. Adjusted EBITDA is not intended to purport to be an alternate to net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. In particular, Adjusted EBITDA is not intended to be a measure of cash flow available for management’s discretionary expenditures, as this measure does not consider certain cash requirements, such as working capital needs, capital expenditures, contractual commitments, interest payments, tax payments and other debt service requirements. This presentation also discusses free cash flow, a non-GAAP performance measure that the Board of Directors uses to review the performance of the business. The most directly comparable GAAP financial measure to free cash flow is Net income attributable to TEGNA. Free cash flow is calculated as non-GAAP Adjusted EBITDA (as defined above), further adjusted by adding back (1) stock-based compensation, (2) non-cash 401(k) company match, (3) syndicated programming amortization, (4) pension reimbursements, (5) dividends received from equity method investments and (6) reimbursements from spectrum repacking. This is further adjusted by deducting payments made for (1) syndicated programming, (2) pension, (3) interest, (4) taxes (net of refunds) and (5) purchases of property and equipment. Like Adjusted EBITDA, free cash flow is not intended to be a measure of cash flow available for management’s discretionary use. 47